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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

CHINA GRANITE CORPORATION
(Exact name of Registrant as specified in charter)

FLORIDA	0-30516	88-0448920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Collins Avenue, Suite #305, Miami Beach, Florida		33140
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(305) 534-1684

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 2.04 - Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On October 6, 2004, we completed the sale of an aggregate total of $650,000 8% Senior Secured Promissory Notes to institutional and accredited investors pursuant to a Secured Promissory Note Purchase Agreement (the "Senior Purchase Agreement"). Under the Senior Purchase Agreement, we also issued warrants (the "Warrants"), entered into Senior Convertible Promissory Notes (the "Senior Convertible Notes"), a Registration Rights Agreement (the "Registration Agreement"), a Security Agreement ("Security Agreement"), among other documents.

The Senior Convertible Notes have an aggregate principal amount of $650,000 and are convertible into our Common Stock at the investors' option at $1.60 per share. The Senior Convertible Notes accrue interest at 8% per year and all outstanding principal and unpaid interest is due on September 30, 2007. We are required to make quarterly interest-only payments of $13,000 to the investors until the Senior Convertible Notes are either paid in full or are converted into our common stock. Our obligations under the Senior Purchase Agreement, the Senior Convertible Notes and the Warrants are secured by a security interest in all of our assets pursuant to the Security Agreement.

Pursuant to the Registration Agreement, we agreed to file a registration statement with the Securities and Exchange Commission ("SEC") covering the resale of the subject shares of the Company's common stock underlying the Senior Convertible Notes and the Warrants. This Registration Statement was to have been filed within 60 days of the closing, which occurred on September 30, 2005. We received a comment letter from the Securities and Exchange Commission dated November 1, 2004, regarding our Form 10-KSB filing and financial statements for the year ended December 31, 2003. This blocked our ability to file a From SB-2 registration statement as required under the terms of the Registration Agreement. As a result, we were and are required to pay to each purchaser an amount equal to one percent (1%) per 30-day period of the purchase price paid for the Senior Convertible Note purchased by such purchaser. Thereafter, for every 30 days that pass, we were and are required to pay to each purchaser an additional amount equal to one percent (1%) of the purchase price paid for the Senior Convertible Note purchased by such purchaser, (together "Liquidated Damages"). We have made such required payments up to and including June 30, 2005.

On September 22, 2005, we received a new comment letter from the SEC dated September 8, 2005 regarding our Form 10-KSB filed for the year ended December 31, 2004 , our Form 10-QSB for the quarter ended June 30th 2005, and our Form 8-K filed October 14, 2004. It is apparent that we will not be in a position to file a Form SB-2 registration statement any time in the near future and will continue to be in default of the Registration Agreement. Two of the three investors holding the Senior Convertible Notes have sent us notice that they want to be paid back their principal, plus interest at 8% per annum and any unpaid Liquidated Damages by September 30, 2005.

We have several potential investors at this time interested in investing in our company but these new investors want us to address all SEC comments regarding our financial statements before making their investment. With there being no prospect of us being able to respond to and address all comments the SEC may have regarding our financial statements within the next 30 days and with 2/3 of our holders of Senior Convertible Notes wanting to be paid back on September 30, 2005, we need to arrange financing at this time without being able to represent that our financial statements will not be subject to change as a result of the SEC's latest comment letter. Raising financing with this constraint may be difficult to achieve.

ITEM 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS

Pursuant to paragraph (a) of Item 402, we make the disclosure that our previously issued financial statements covering the balance sheets as of December 31, 2004, March 31, 2005 and June 30, 2005 and the related statements of operations, stockholders' equity and cash flows for those respective periods (the "Financial Statements") should no longer be relied upon because of possible future changes to such Financial Statements. This decision to make this filing was made by the Board of Directors on September 26, 2005 and is a precautionary measure based on the receipt of a comment letter from the SEC. The Board of Directors did not discuss the matters disclosed in this filing with the company's auditors pursuant to Item 4.02(a) prior to filing this Form 8-K. We are not certain an error in such statements as addressed in Accounting Principles Board Opinion No. 20 has been made. Given the extent of the SEC comments, however, we do anticipate these statements may be revised to address all comments to the SEC's satisfaction.

On September 22, 2005, we received a comment letter from the SEC dated September 8, 2005 asking us to respond to forty items related to our Form 10-KSB and financial statements filed for the year ended December 31, 2004, our Form 10-QSB for the quarter ended June 30th 2005, and our Form 8-K filed October 14, 2004. This letter from the SEC follows a November 1st, 2004 letter from the SEC pertaining to our Form 10-KSB filing for the year ended December 31, 2003, in which the SEC required us to respond to twenty-three items which the SEC felt needed to be restated or they invited us to give an "explanation as why our comment is inapplicable or revision is unnecessary." We filed a response with the SEC on January 21, 2005 concerning the November 1, 2005 comment letter. This was followed by a March 10, 2005 SEC comment letter with fifteen items to respond to. We filed a response to the SEC's March 10, 2005 comment letter on August 3, 2005. The delay in answering the March 10, 2005 comment letter was caused by our changing auditors in 2004 and that the individual who handled our file at the previous accounting firm left that firm and the firm was reluctant to assign someone to do the necessary reviews that were needed.

The SEC's comment letter dated September 8, 2005, does not refer to our December 31, 2003 audited financial statements, so we believe that the SEC has accepted the revisions that we have made. We expect to submit our response to the SEC's comment letter dated September 8, 2005 shortly.

We are working with our auditors to answer the SEC's latest comment letter and should file a response within two weeks. Based on past experience we believe that this will lead to another one or two additional comment letters from as the SEC. We are committed to working diligently to answer whatever questions the SEC has and to respond as quickly as possible and for us for as long as it takes. It is also of note that despite the problems with the SEC we still believe that our legal and accounting professionals have done a good job preparing our SEC filings.

ITEM 9.01 -  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:
Exhibit No.	Item
99.1	Press Release Dated September 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GRANITE CORPORATION

By:

/s/ Costas Takkas
_________________________________
Costas Takkas, CFO & Director

Dated: October 7, 2005